Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Organic Alliance, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Parker Booth, Chief Executive Officer, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Parker Booth
Name:	Parker Booth
Title:	Chief Executive Officer, Chief Financial Officer

Date: August 24, 2010

A signed original of this written statement required by Section 906 has been provided to Organic Alliance, Inc. and will be retained by Organic Alliance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.